UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On September 16, 2021, American Water Works Company, Inc. (the “Company”) issued a press release announcing that Edward D. Vallejo, the Company’s Vice President, Investor Relations, will leave the Company effective September 17, 2021 and has accepted a position with another publicly-traded company. The Company also announced that Aaron Musgrave will join the Company effective September 20, 2021 as its Senior Director of Investor Relations.
A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits have been provided herewith, as indicated below:

Exhibit No.	Description of Exhibit

99.1*	Press Release, dated September 16, 2021, issued by American Water Works Company, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL)
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: September 16, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer